[THE AMERICAN FUNDS GROUP(R)]

1997 ANNUAL REPORT
For the year ended November 30

THE NEW ECONOMY FUND

A visit to a town undergoing the same economic changes that gave birth to the fund more than a decade ago.

[photos:  top of the Opera House in Woodstock, IL; statue; silo]

RESULTS AT A GLANCE

FISCAL 1997 TOTAL RETURN
for the 12 months ended November 30, 1997
(with all distributions reinvested)
The New Economy Fund                                 +21.6%
Standard & Poor's 500 Composite Index                +28.6
Lipper Growth Fund Index                             +23.6
Morgan Stanley Capital International EAFE(R)
     (Europe, Australasia, Far East) Index          -  0.1
Russell 2500 Index                                   +23.7

LIFETIME TOTAL RETURN
since inception on December 1, 1983 to November 30, 1997
(with all distributions reinvested)
The New Economy Fund                                +656.6%
Standard & Poor's 500 Composite Index               +798.3
Lipper Growth Fund Index                            +544.3
Morgan Stanley Capital International EAFE(R)
     (Europe, Australasia, Far East) Index          +599.6
Russell 2500 Index                                  +514.7

THE NEW ECONOMY FUND(R) aims to help you participate in the many investment opportunities that are being created as society continues to shift from producing standardized goods to providing a wide array of services. The fund has the flexibility to invest all over the world in industries ranging from broadcasting and publishing to banking and insurance, gas and electric utilities to cable television, cellular telephones to merchandising, entertainment to computer software, and airlines to health care - all of which are benefiting from the accelerating demand for services and information.

The New Economy Fund is one of 28 funds in The American Funds Group,(R) managed by Capital Research and Management Company. Since 1931, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results in this report were computed without a sales charge unless otherwise indicated. Here are the total returns and average annual compound returns with all distributions reinvested for periods ended December 31, 1997 (the most recent calendar quarter), assuming payment of the 5.75% maximum sales charge at the beginning of the stated periods. Sales charges are lower for accounts of $50,000 or more.
                                                  Average Annual
                           Total Return           Compound Return
Ten Years                  +324.51%               +15.56%
Five Years                 +105.20                +15.46
One Year                   +21.42                 -

THE FIGURES IN THIS REPORT REFLECT PAST RESULTS AND, UNLESS OTHERWISE NOTED, ASSUME REINVESTMENT OF ALL DISTRIBUTIONS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE SHORTER THE TIME PERIOD OF YOUR INVESTMENT, THE GREATER THE POSSIBILITY OF LOSS. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON. OF COURSE, INVESTMENTS OUTSIDE THE U.S. INVOLVE SPECIAL RISKS SUCH AS CURRENCY FLUCTUATIONS, POLITICAL INSTABILITY, DIFFERING SECURITIES REGULATIONS, AND PERIODS OF ILLIQUIDITY. GLOBAL DIVERSIFICATION CAN HELP REDUCE THESE RISKS.

FELLOW SHAREHOLDERS

Fiscal 1997 was another profitable year for investors in The New Economy Fund. For the 12 months ended November 30, the value of your holdings rose 21.6% if, like most shareholders, you reinvested income dividends totaling 14 cents a share and a capital gain distribution of $1.13 a share.

More than two-thirds of all securities held in the portfolio throughout the year rose in price. Our results benefited importantly from strong showings by financial, media and retail stocks. Of the fund's five largest holdings at the beginning of the year-all of which rose in double digits-three are financial (Fannie Mae +28.0%, Freddie Mac +44.4%, ING Groep +27.7%), and two are media stocks (Tele-Communications, TCI Group +69.7%, and Time Warner +42.9%).

Not all of our stocks fared as well, of course. While we believe that our positions in the gaming, computer services and software industries represent good long-term investments, some of them declined in price rather sharply during fiscal 1997. Two of our holdings in gaming, Station Casinos and Circus Circus Enterprises, fell 37.6% and 43.5%, respectively. Among computer-related issues, Silicon Graphics and Electronic Data Systems were down 34.0% and 21.4%, respectively.

Although a majority of New Economy's assets are invested in U.S. securities, the fund can invest up to 40% of net assets in the stocks of companies based outside the United States. This gives us the flexibility to go anywhere in the world in search of the best opportunities in the services and information area of the global economy.

Currently, non-U.S. investments represent 24% of net assets, about the same as at the start of fiscal 1997. As a group these stocks rose an average of 17.6% in price for the 12 months. A number of them represent investments in firms based in the United Kingdom, Canada and other countries where share prices stayed on an upward course during the year. The fund had less than 3% of net assets invested in Asia when the financial crisis unfolded there. Because of this limited exposure, the selloff in Asian stock markets only had a minor effect on our results.

New Economy's fiscal '97 gain of 21.6% was achieved in a rather unstable investment climate. In the U.S., the popular averages kept moving higher. However, the advance was interrupted twice by sharp declines. The most recent one took place this past October, when the U.S. market reacted to the decline in Asia. During that selloff, the fund held up a little better than the U.S. market as a whole, registering a drop of 8.1% (from the high recorded on October 7 to the low on October 27) versus a 10.8% drop for the unmanaged Standard & Poor's 500 Composite Index. For the full fiscal year, that index outpaced the fund, rising 28.6% on a reinvested basis.

[Begin sidebar]
WHERE THE FUND'S
ASSETS ARE INVESTED
(as of 11/30/97)

                                    Percent of

Country                             Net Assets

United States                       64.40%

United Kingdom                      3.38

Mexico                              2.36

Canada                              2.01

Spain                               1.44

Australia                           1.36

Japan                               1.26

Netherlands                         1.05

Denmark                             1.05

Italy                               .99

Germany                             .97

New Zealand                         .51

Hong Kong                           .48

Sweden                              .36

Other countries                     7.11

                                    88.73

Cash & Equivalents                  11.27

Total                               100.00%


[End sidebar]

[Begin sidebar]
OUR RESULTS BENEFITED IMPORTANTLY FROM STRONG SHOWINGS BY FINANCIAL, MEDIA AND RETAIL STOCKS.
[End sidebar]

In making comparisons between the S&P 500 and New Economy, it should be kept in mind that the index has been driven upward by a handful of large U.S. companies whose share prices have climbed to what we feel are probably unsustainable levels. For some time, therefore, we have concentrated our search for value elsewhere, chiefly among smaller and medium-capitalization issues.

Currently, more than half of the stocks in the fund's portfolio have market capitalizations of less than $5 billion. Because we own quite a number of these issues, it is useful to also look at other benchmarks which, like the S&P 500, are unmanaged. The Russell 2500, for example, tracks 2,500 small and medium-cap U.S. securities of all kinds. For the 12 months, it rose 23.7% on a reinvested basis.

Since non-U.S. securities are a significant part of the fund, it also is useful to look at the Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index, which tracks all major markets outside North America. For the 12 months, that index posted a tiny decline of 0.1%, trailing both New Economy and its non-U.S. investments as a group by a considerable margin.

One other benchmark that is helpful in evaluating our results is the Lipper Growth Fund Index, which tracks 30 of the largest mutual funds with growth of capital as their principal objective; it provides a reasonably good indication of how New Economy is doing relative to many of its peers. For the 12 months, this index recorded a total return of 23.6%.

In view of the recent volatility in global markets, we are maintaining a cautious investment approach. We would not be at all surprised to see further downswings in the months ahead. However, we believe that shareholders who have the patience and self-discipline to stay with their investment through periodic declines should, over time, continue to be rewarded.

In December, New Economy's Trustees elected Timothy Armour President of the fund, succeeding William Grimsley. Both have been NEF portfolio counselors for a number of years. Mr. Grimsley was elected Chairman, succeeding Robert Egelston, the fund's founding Chairman. Under Bob Egelston's stewardship, New Economy has grown steadily over the past 14 years while providing shareholders with a rewarding investment experience. Those of us who have worked closely with him during this time would like to express our sincere appreciation for his leadership, professionalism and wise counsel.

Cordially,

/s/William R. Grimsley            /s/ Timothy D. Armour
William R. Grimsley               Timothy D. Armour
Chairman of the Board             President

January 12, 1998

[Begin sidebar]
IN VIEW OF THE RECENT VOLATILITY IN GLOBAL MARKETS, WE ARE MAINTAINING A CAUTIOUS INVESTMENT APPROACH. WE WOULD NOT BE AT ALL SURPRISED TO SEE FURTHER DOWNSWINGS IN THE MONTHS AHEAD.
[End sidebar]

HOW A $10,000 INVESTMENT HAS GROWN

Here's how a $10,000 investment grew between December 1, 1983 - when The New Economy Fund began operations - and November 30, 1997, the end of its latest fiscal year. As you can see, the $10,000 would have increased to $71,317 after deducting the maximum 5.75% sales charge and with all distributions reinvested, an average increase of 15.1% a year. The fund's year-by-year results appear under the chart.

Average Annual Compound Returns*
(for periods ended November 30, 1997)
Ten Years              +16.11%
Five Years             +15.54%
One Year               +14.63%
*Assumes reinvestment of all distributions and payment of the 5.75% sales charge at the beginning of the stated periods.

[begin mountain chart]
$89,825/1/
S&P 500
Composite Index

$75,656/1/ /2/
NEF at net asset value (without
any sales charge)

$71,317/1/ /3/ /4/
NEF at maximum offering price
(with 5.75% sales charge deducted)

$64,428/1/ /5/
Lipper Growth
Fund Index

$15,959/6/
Consumer Price Index (inflation)

$10,000/3/
original investment
[chart]

                   NEF at maximum            NEF at net

                   offering price            asset value                       Lipper            Consumer

                   (with 5.75%               (without any       S&P 500        Growth            Price

Year Ended         sales charge              sales charge)      Composite      Funds             Index

November 30        deducted)/1//3//4/        /1/ /2/            Index/1/       Index/1/ /5/      (inflation)/6/

1983               $9,425                    $10,000            $10,000        $10,000           $10,000

1984               9,485                     10,062             10,287         9,222             10,405

1985               13,144                    13,944             13,276         11,906            10,771

1986               15,950                    16,920             16,957         14,566            10,909

1987               15,093                    16,011             16,149         13,569            11,403

1988               18,462                    19,585             19,914         16,403            11,887

1989               25,269                    26,806             26,059         21,252            12,441

1990               21,886                    23,217             25,124         19,611            13,221

1991               26,413                    28,020             30,249         24,758            13,617

1992               32,641                    34,627             35,853         29,299            14,032

1993               42,631                    45,224             39,470         32,478            14,407

1994               41,376                    43,894             39,867         32,541            14,792

1995               50,984                    54,085             54,634         43,359            15,178

1996               58,631                    62,198             69,895         52,141            15,672

1997               71,317                    75,656             89,825         64,428            15,959


----------

Year Ended November 30                   1984          1985         1986         1987       1988

Total Value Dividends Reinvested         -             $199         140          367        315

Value at Year-End /3/                    $9,485        13,144       15,950       15,093     18,462

NEF TOTAL RETURN                         (5.2)%        38.6         21.3         (5.4)      22.3

Year Ended November 30                   1989          1990         1991         1992       1993

Total Value Dividends Reinvested         421           566          589          328        189

Value at Year-End /3/                    25,269        21,886       26,413       32,641     42,631

NEF TOTAL RETURN                         36.9          (13.4)       20.7         23.6       30.6

Year Ended November 30                   1994          1995         1996         1997

Total Value Dividends Reinvested         307           517          578          455

Value at Year-End /3/                    41,376        50,984       58,631       71,317

NEF TOTAL RETURN                         (2.9)         23.2         15.0         21.6


[end mountain chart]
Average annual compound return for 14 years: 15.1%/3/
/1/ All results are calculated with dividends and capital gains reinvested.
/2/ Includes reinvested dividends of $5,276 and reinvested capital gain distributions of $21,645.
/3/ These figures, unlike those shown elsewhere in this report, reflect payment of the maximum sales charge of 5.75% on the $10,000 investment. Thus, the net amount invested was $9,425. As outlined in the prospectus, the sales charge is reduced for larger investments. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares. The maximum initial sales charge was 8.5% prior to July 1, 1988. No adjustment has been made for income or capital gain taxes.
/4/ Includes reinvested dividends of $4,971 and reinvested capital gain distributions of $20,403.
/5/ This index tracks 30 of the largest U.S. growth funds
(representing about 51% of all U.S. growth fund assets).
/6/ Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

The indexes are unmanaged and do not reflect sales charges, commissions or expenses.

Past results are not predictive of future results.

[photo:  Opera House]

THE NEW ECONOMY FUND AND WOODSTOCK: A LOOK AT THEIR DISTINGUISHING
CHARACTERISTICS

Can the word "unique" be modified with an adverb such as somewhat or rather? Most grammarians say no, while others argue that common usage has made the use of an adverb acceptable. We believe the term applies without qualification to both The New Economy Fund and to the town featured on these pages - Woodstock, Illinois - a community that's home to a number of our shareholders.

THE FUND

New Economy's uniqueness stems from its investment focus and from the way it is managed. The fund invests in companies operating in services and information industries in the United States and around the world. These industries have been growing rapidly - generally much faster than industrial businesses - and creating attractive investment opportunities. As a shareholder in NEF, you have access to what we believe are the best of those opportunities. In the U.S., the services and information component accounts for nearly 60% of the economy and has shown relative stability during recessions.

The fund maintains a patient, value - oriented approach to investing, drawing on the worldwide research capabilities of its adviser, Capital Research and Management Company (CRMC). New Economy's globally diversified investments are managed by a method unlike that used by any other mutual fund company. Known as the Multiple Portfolio Counselor System, it was created by CRMC 40 years ago to blend teamwork with individual effort. Under this method, NEF's assets are divided into seven portions, six of which are managed independently by experienced portfolio counselors - in line, of course, with the fund's overall objectives. The seventh portion is managed, with a view toward meeting the fund's objectives, by a team of experienced research analysts.

How has New Economy fared using the Multiple Portfolio Counselor System and investing in services and information companies? Since the fund began in 1983, the value of an investment in NEF has risen on a total return basis in 11 of 14 fiscal years. In 10 of those 11, the increase was in double digits; the average gain was 23.1%. In the three down years, the declines averaged 7.2%. Over the entire 14 - year span, NEF generated an average annual return of 15.6%, including reinvestment of dividends and capital gain distributions.

[photo:  water tower]

THE TOWN

Woodstock's principal distinguishing characteristic is the 107-year-old Opera House shown at the left. Culturally and geographically, it is at the center of this northern Illinois city. A gathering place for the community, the Opera House has hosted everything from ice cream socials and dancing classes to concerts by the Glenn Miller Orchestra and performances of The Pajama Game and The Pirates of Penzance. Its stage has been graced by a number of successful actors, including Geraldine Page, Shelley Berman, Tom Bosley and Paul Newman. Orson Welles performed Shakespeare under its floodlights in the 1930s after graduating from a local boys' school; he later described the building as "rustic and rusticated . . . a real honest-to-horse-hair Opera House." A few years ago, the building and the town were used as a location for filming the motion picture Groundhog Day.

"Since it was refurbished in the 1970s, the Opera House has become a source of great civic pride," says Jim Wormley, a local investment broker who has lived in Woodstock for 14 years. "It receives very strong support from the community." One of its most active supporters is a New Economy shareholder you will meet on page 10.

At one time, Woodstock was essentially a farming town with a few factories. Today, it finds itself on the edge of suburban Chicago, a bedroom community to some extent, with a population of 16,000 and rush-hour train service into the "Loop." Around the train station and the Opera House, stately old homes on tree-lined streets serve as a reminder that the community's origins were in the Victorian era. Not far away, at the outskirts of town, housing developments are being built on land that was once used to raise dairy cows.

Woodstock still has a substantial agricultural base (you'll meet one local farm family on page 8), but its manufacturing base has dwindled. Plants that produced typewriters and other consumer and industrial products have closed their doors in recent years; major local employers today include a number of service-oriented businesses in the computer, printing and packaging industries. Near the center of town, a car parts factory that was once a very large employer has been razed, leaving a concrete slab that covers an entire city block as a reminder of the economic change taking place in the community. Indeed, one of the things that struck us when we visited Woodstock recently was the degree to which it has been experiencing the same shift - away from smokestack industries - that gave birth to the fund more than a decade ago.

Woodstock impressed us as an appropriate community to feature in our annual report for another reason: it is home to quite a few New Economy shareholders - about 300, including the surrounding county. As you can see above, we gathered a group of them together in a location that we felt would be perfect for a portrait: the balcony of the Opera House.

[photos:  New Economy shareholders from Woodstock; building in Woodstock]

INVESTING IN THE "NEW STUFF"

When she went to work for the Woodstock Public Library in 1971, Maggie Field promised to remain on the job for at least a year. "Twenty-seven years later I'm still here," she says, "sitting in the same chair. My job, however, has completely changed around me."

A native of nearby Crystal Lake and a graduate of the University of Illinois, Ms. Field says the biggest change took place recently, when the library started making the Internet accessible to its patrons. "Our challenge is to make them feel comfortable with the latest available technology," she says.

In addition to serving as Woodstock's chief librarian, Ms. Field conducts walking tours of the city for classes of schoolchildren and other groups. She is also an inveterate traveler who, by her own reckoning, has "visited every continent except Antarctica."

Twelve years ago, with an eye toward eventual retirement, Ms. Field expanded her investment program and bought shares in The New Economy Fund. "One of the things that attracted me to this fund," she says, "is the fact that it invests in areas that are of great interest to me - information and service companies. I call it $the new stuff.'"

[photos: Maggie Field with children in library; statue; Ms. Field conducting walking tour]

BUSY DAYS ON THE FARM

Their 225-acre dairy farm south of Woodstock has been in the family since Don Riedl's ancestors emigrated to Illinois from Europe in the mid-1800s. "We keep pretty busy," says Don. "We milk 60 cows twice a day, seven days a week. And when we're not milking, we're filling the silo or doing something else around the place."

Don's wife, Judy, a native of nearby Elgin, describes herself as "a city girl who came to the country and learned farming. It's tough work," she admits, "but I love it." Judy is also a part-time journalist who writes about farm life, environmental concerns and other topics in a column called "Thoughts from the Country," which appears every week in the Huntley Farmside, a local newspaper.

Several years ago, with help from their financial adviser, the Riedls made some changes in their savings and investment program. "You start to realize that you have only so much time left to farm," says Judy. "And you don't want to be caught with nothing after all the hard work." They decided to shift money from a certificate of deposit into New Economy and one other American Fund. "We wanted to diversify our investments," says Don, "and we like the American Funds' philosophy of concentrating on deep research into a company's potential and the business it's in." (Unlike a CD, the fund's value will fluctuate and the investment return is not guaranteed.)

[photos:  Don and Judy Riedl in corn field; silo; Judy Riedl writing]

TEACHING AND COACHING

Gordon Tebo is a Detroit native who, in his words, "grew up in the car factories." In the early 1980s, when the auto industry and the Detroit area's economy were going through tough times, Tebo's teaching job was eliminated by a budget cut in a suburban school system. The job hunt that followed led him and his family to Woodstock, where he has been teaching math and coaching high school basketball for the past 15 years.

"We chose Woodstock," he explained, "because it offered my family a lot of the things we wanted, including a strong sense of community and a tradition of music." His wife, Anita, teaches piano, sings in a local choral group and has directed musical performances at the Opera House. One of the Tebos' three sons, Gordie, composes symphonies and is majoring in music in college.

Using pension money rolled over from Gordon's job in Michigan, the Tebos began investing in mutual funds, including New Economy, in the mid-1980s. "I've been pleased with the way it has turned out," he says. Some of the Tebos' investments have been used to help meet the educational expenses of their oldest son, Kirk, who graduated from Ball State University last year. Says Gordon, "What isn't used for college for the boys is earmarked for our retirement."

[photos: Gordon Tebo coaching basketball team; Anita Tebo teaching piano; Gordon and Anita Tebo]

PHILANTHROPY AND CIVIC AFFAIRS

As a member of the Board of Directors of the Woodstock Fine Arts Association, Peg Van Doren helps raise funds for plays, musical productions and other activities at the Opera House. She also belongs to a vocal group, The New Oratorio Singers, which toured England a year ago and is scheduled to perform in Prague, Vienna and Budapest during 1998.

One of Ms. Van Doren's favorite projects at the moment is a women's investment club, which she was instrumental in forming. "I got involved in that because I believe it's important for women to learn about finances and investing," she explains. One of the lessons she feels should be learned: "The advisability of staying the course rather than changing investments constantly in hopes of making a quick profit."

Along with The New Economy Fund, Ms. Van Doren owns shares in a number of other American Funds. "I feel comfortable with investment managers who focus on the long term and emphasize what a company does rather than on what the stock is supposed to do," she says.

[photos:  Woodstock Square sign; Peg Van Doren biking; Peg Van Doren]

INVESTING A LUMP SUM

Laura and Virgil Boal are lifelong residents of the Woodstock area who built a substantial part of their three-bedroom home 11 years ago. "We subcontracted the main frame, the roofing, and the electrical and plumbing," says Virgil. "Everything else we did ourselves. By acting as our own general contractors, we saved money, but it sure was a lot of work."

Since moving in on Valentine's Day in 1987, the Boals have added a number of features, including a screened-in back porch and a hot tub.

The Boals have two sons - Ryan, a high school senior, and Greg, a college sophomore - living at home. For 25 years, Laura has been a homemaker while Virgil has worked for Filtertek, a technology company in nearby Hebron, Illinois. When the firm was sold in 1992, he received a lump sum from a profit-sharing program and made investments in New Economy and two other American Funds. "We feel good about how it's going," he says. "Having our money invested this way means a lot to us."

[photos:  The Boal family; Virgil Boal fixing water pump; Laura Boal sewing]

THE NEW ECONOMY FUND
Investment Portfolio, November 30, 1997

-------------------------------------------   -------------
Largest Holdings by Industry

Broadcasting & Publishing                             15.46%
Telecommunications                                    10.36
Miscellaneous Financial Services                       8.19
Merchandising                                          7.48
Computer Services & Software                           7.36
All Other Industries                                  39.88
Cash & Equivalents                                    11.27
-------------------------------------------   -------------
                                                    Percent
                                                         of
         Largest Equity-Type Holdings            Net Assets

Fannie Mae                                             3.19%
Freddie Mac                                            2.66
Time Warner                                            2.35
Tele-Communications, Liberty Media Group               2.21
Carnival                                               2.10
Tele-Communications, TCI Group                         1.91
Viacom                                                 1.81
America Online                                         1.77
Telefonos de Mexico                                    1.59
Rentokil Group                                         1.53
-------------------------------------------   ------------- -----------------------

                                                                 Market  Percent
Equity-Type Securities (Common and               Shares or        Value   of Net
 Preferred Stocks and Convertible Debentures) Principal Amou      (000)   Assets
----------------------------------------      ------------- -----------------------
BROADCASTING & PUBLISHING - 13.13%
Time Warner Inc.                                  1,940,220    $113,018     2.35%
Tele-Communications, Inc., Series A, Liberty Media
 Group (1)                                        3,147,587     106,231      2.21
Tele-Communications, Inc., Series A, TCI Group    4,000,000      91,625      1.91
Viacom Inc., Class B (1)                          2,485,000      86,975      1.81
Comcast Corp., Class A, special stock             2,300,000      64,400      1.34
Mediaset SpA (Italy) (2)                          6,960,000      34,393
Mediaset SpA                                      1,450,000       7,165       .87
News Corp. Ltd., preferred shares (Australia)     2,845,362      13,792
News Corp. Ltd.                                   2,088,169      11,114
News Corp. Ltd. (American Depositary
 Receipts)                                          470,000      10,193       .83
News Corp. Ltd., preferred shares
 (American Depositary Receipts)                     235,000       4,641
Tele-Communications International, Series A (1    2,250,000      36,141       .75
EMAP PLC (United Kingdom)                         1,400,000      20,576       .43
ProSieben Media AG (Germany) (1)                    410,000      19,649       .40
Chris-Craft Industries, Inc. (1)                    318,270      15,953       .33
Thomson Corp. (Canada)                              600,000      15,107       .31
Quebecor Printing Inc. (Canada)                   1,000,000      14,312       .30
CANAL+ (France)                                      81,370      14,149       .29
TV Azteca, SA de CV (American Depositary
 Receipts) (Mexico) (1)                             682,900      14,127       .29
Grupo Televisa, SA (American Depositary
 Receipts) (Mexico) (1)                             345,000      12,765       .27
Scholastic Corp. (1)                                236,200       9,020       .19
AUDIOFINA (Luxembourg)                              185,000       6,513       .14
CBS Corp.                                           200,434       6,013       .13
FLEXTECH PLC (United Kingdom)                       500,000       4,737       .10
Golden Books Family Entertainment, Inc. (1)         500,000       4,687       .10
Gaylord Entertainment Co., Class A                  110,250       3,370       .07
SOFT BANK Corp. (Japan)                              69,560       1,252       .03
Young Broadcasting Inc., Class A (1)                 18,000         655       .01
TELECOMMUNICATIONS - 10.36%
Telefonos de Mexico, SA de CV, Class L
 (American Depositary Receipts) (Mexico)          1,541,960      76,327      1.59
Telefonica de Espana, SA (Spain)                  1,675,000      48,274
Telefonica de Espana, SA (American                                           1.31
 Depositary Receipts)                               170,000      14,705
AirTouch Communications (1)                       1,450,000      56,912      1.18
Tele-Communications, Inc., Series A, TCI
 Ventures (1)                                     2,300,000      52,037      1.08
Tele Danmark AS, Class B (American Depositary
 Receipts) (Denmark)                                704,700      21,053       .68
Tele Danmark AS, Class B                            200,000      11,938
Mannesmann AG (Germany)                              57,500      26,742       .56
MCI Communications Corp.                            500,000      21,969       .46
SITEL Corp. (1)                                   2,350,000      21,884       .45
Telecom Corp. of New Zealand Ltd. (New Zealand    2,200,000      11,273
Telecom Corp. of New Zealand Ltd. (2)             2,028,400      10,394       .45
Sprint Corp.                                        350,500      20,526       .43
Hong Kong Telecommunications Ltd. (Hong Kong)     9,952,345      18,927       .39
LCI International, Inc. (1)                         650,000      17,916       .37
Vodafone Group PLC (American Depositary
 Receipts) (United Kingdom)                         225,000      14,850       .31
Telefonica del Peru SA (American Depositary
 Receipts) (Peru)                                   485,600      10,198       .21
APAC TeleServices, Inc. (1)                         641,400       8,980       .19
Globalstar Telecommunications Ltd., 6.50%
 convertible preferred (2)                          100,000       8,500       .18
Telecom Argentina STET-France Telecom SA,
 Class B (American Depositary Receipts)
 (Argentina)                                        261,000       8,009       .17
TeleTech Holdings, Inc. (1)                         600,000       6,375       .13
Telecom Italia SpA (Italy)                          850,000       5,308
Telecom Italia SpA, savings shares                  150,000         589       .12
Telefonica de Argentina SA (American
 Depositary Receipts) (Argentina)                   128,700       4,255       .09
AT&T Corp.                                            7,300         408       .01
MISCELLANEOUS FINANCIAL SERVICES - 8.19%
Fannie Mae (formerly Federal National
 Mortgage Assn.)                                  2,900,000     153,156      3.19
Freddie Mac (formerly Federal Home Loan
 Mortgage Corp.)                                  3,100,000     127,875      2.66
Capital One Financial Corp.                         950,000      43,047       .90
SLM Holding Corp. (formerly
 (Student Loan Marketing Assn.)                     280,000      36,155       .75
First Data Corp.                                    600,000      16,988       .35
ORIX Corp. (Japan)                                  154,000      10,329       .22
Insignia Financial Group, Inc. Class A (1)          300,000       5,925       .12
MERCHANDISING - 7.48%
Viking Office Products, Inc. (1)                  2,970,000      68,867      1.43
Consolidated Stores Corp. (1)                     1,250,000      60,781      1.27
AutoZone, Inc. (1)                                1,200,000      36,000       .75
Circuit City Stores, Inc.-Circuit City Group        575,000      18,867
Circuit City Stores, Inc.-Carmax Group (1)          900,000      10,744       .62
HSN, Inc. (1)                                       455,000      20,304       .42
Barnes & Noble, Inc. (1)                            600,000      18,563       .39
Home Depot, Inc.                                    309,000      17,285       .36
Gymboree Corp. (1)                                  500,000      14,438       .30
Garden Ridge Corp. (1)                              850,000      12,963       .27
DFS Furniture Co. PLC (United Kingdom)            1,300,000      12,793       .27
Limited Inc.                                        500,000      12,031       .25
Tesco PLC (United Kingdom)                        1,474,410      11,908       .25
Giant Food Inc., Class A                            250,000       8,438       .17
PETsMART, Inc. (1)                                1,000,000       7,813       .16
MSC Industrial Direct Co., Inc., Class A (1)        178,700       6,947       .14
Michaels Stores, Inc. (1)                           200,000       6,475       .13
JLK Direct Distribution Inc., Class A (1)           212,800       6,052       .13
CompuCom Systems, Inc. (1)                          400,000       4,100       .09
Dickson Concepts (International) Ltd. (Hong Kong -
 Incorporated in Bermuda)                         1,561,400       2,929       .06
Giordano Holdings Ltd. (Hong Kong)                3,750,000         982       .02
COMPUTER SERVICES & SOFTWARE - 7.36%
Oracle Corp. (1)                                  1,900,000      63,294      1.32
CUC International Inc. (1)                        1,945,000      55,919      1.16
Computer Associates International, Inc.             690,000      35,923       .75
Intuit Inc. (1)                                   1,100,000      33,206       .69
Shared Medical Systems Corp.                        450,000      28,800       .60
Electronic Arts (1)                                 847,600      28,395       .59
PeopleSoft, Inc. (1)                                300,000      19,631       .41
Policy Management Systems Corp. (1)                 220,000      14,217       .30
Sybase, Inc. (1)                                    950,600      13,308       .28
American Management Systems, Inc. (1)               400,000       9,325       .19
Broderbund Software, Inc. (1)                       300,000       8,719       .18
Netscape Communications Corp. (1)                   300,000       8,550       .18
Electronic Data Systems Corp.                       200,000       7,600       .16
MacNeal-Schwendler Corp. (1)                        603,300       6,146       .13
Avid Technology, Inc. (1)                           200,000       5,850       .12
HNC Software Inc. (1)                               125,000       3,938       .08
Altron Inc.(1)                                      160,000       2,520       .05
Gemstar International Group Ltd. (1)                101,300       2,406       .05
First USA Paymentech, Inc. (1)                      122,667       1,901       .04
Acclaim Entertainment, Inc. (1)                     450,000       1,828       .04
Macromedia, Inc. (1)                                150,000       1,495       .03
Verity, Inc. (1)                                    120,500         591       .01
INSURANCE - 6.90%
EXEL Ltd. (Bermuda)                               1,150,000      70,725      1.47
Fairfax Financial Holdings Ltd. (Canada) (1)        226,000      47,540
Fairfax Financial Holdings Ltd.                      30,000       6,310      1.12
ING Groep NV (Netherlands)                          708,224      28,770
ING Groep NV, warrants, expire 2001 (1)           2,200,000      21,513      1.05
Travelers/Aetna Property Casualty Corp., Class    1,085,000      43,129       .90
Aetna Inc.                                          370,000      27,889       .58
PartnerRe Holdings Ltd. (Incorporated in Bermu      553,900      23,956       .50
American International Group, Inc.                  225,000      22,683       .47
Topdanmark A/S (Denmark)                            110,120      17,376       .36
20th Century Industries                             474,200      11,944       .25
Trenwick Group Inc.                                 255,000       9,467       .20
ENTERTAINMENT & LEISURE - 5.64%
Carnival Corp., Class A                           1,870,000     101,097      2.10
Walt Disney Co.                                     747,000      70,918      1.48
Mirage Resorts, Inc. (1)                          1,500,000      35,625       .74
Midway Games Inc. (1)                               900,000      18,112       .38
MGM Grand, Inc. (1)                                 400,000      15,650       .33
Nintendo Co., Ltd. (Japan)                          120,000      12,397       .26
Circus Circus Enterprises, Inc. (1)                 300,000       6,188       .13
Harrah's Entertainment, Inc. (1)                    300,000       6,019       .12
Station Casinos, Inc. (1)                           758,300       5,024       .10
BANKING - 5.07%
Norwest Corp.                                     1,260,000      47,171       .98
Wells Fargo & Co.                                   116,666      35,846       .75
Charter One Financial, Inc.                         496,125      29,395       .61
First Chicago NBD Corp.                             315,400      24,680       .51
Societe Generale de Belgique SA (Belgium)           259,500      24,192       .50
STB Cayman Capital Ltd., 0.50% convertible
 debentures 2007 (Japan)                         $2,240,000      14,376       .30
Keystone Financial, Inc.                            375,000      13,969       .29
Royal Bank of Canada (Canada)                       250,000      13,380       .28
Sparbanken Sverige AB (Swedbank), Class A (Swe      490,000      12,466       .26
Grupo Financiero Banamex Accival, SA de CV,
 Series L (Mexico) (1)                            3,024,415       6,262
Grupo Financiero Banamex Accival, SA de CV,                                   .21
 Series B (1)                                     1,745,000       3,826
Sakura Finance (Bermuda) Trust, convertible
 preference share units (Japan)                         144       5,832       .19
Sakura Bank, Ltd.                                   891,000       3,110
Banco de Santander, SA (Spain)                      200,000       6,046       .12
Philippine Commercial International Bank, Inc.
 (Philippines)                                      807,600       3,193       .07
MISCELLANEOUS BUSINESS SERVICES - 4.52%
Rentokil Group PLC (United Kingdom)              17,399,800      73,276      1.53
Pittston Brink's Group                            1,075,000      39,372       .82
Concord EFS, Inc. (1)                               882,400      22,501       .47
Ceridian Corp. (1)                                  500,000      21,938       .45
Administaff, Inc. (1)                               565,800      12,589       .26
Snyder Communications, Inc. (1)                     350,000      11,878       .25
ABR Information Services, Inc. (1)                  424,400      10,186       .21
Precision Response Corp. (1)                        645,000       4,878       .10
Stewart Enterprises, Inc. Class A                   100,000       4,344       .09
EarthWatch Inc., 12% convertible preferred,
 Series C (1) (2) (3) (4)                           500,000       4,000       .08
CorporateFamily Solutions, Inc. (1)                 220,000       3,685       .08
MicroAge, Inc. (1)                                  150,000       3,019       .06
InaCom Corp. (1)                                    100,000       2,838       .06
Black Box Corp. (1)                                  75,700       2,697       .06
ELECTRONIC DATA PRODUCTS - 2.52%
America Online, Inc. (1)                          1,130,000      85,315      1.77
Micron Technology, Inc. (1)                         900,000      22,388       .47
Intel Corp.                                         175,000      13,584       .28
HEALTH & HOSPITAL SERVICES - 2.10%
Columbia/HCA Healthcare Corp.                     1,030,000      30,385       .63
HealthCare COMPARE Corp. (1)                        300,000      15,637       .32
Human Genome Sciences, Inc. (1)                     300,000      12,300       .26
Nu Skin Asia Pacific, Inc., Class A (1)             585,000      11,700       .24
United HealthCare Corp.                             200,000      10,412       .22
Cerner Corp. (1)                                    400,000       9,625       .20
Orthodontic Centers of America, Inc. (1)            500,000       9,063       .19
PacifiCare Health Systems, Inc., Class A (1)         35,200       1,813       .04
RESTAURANTS - 2.09%
Brinker International, Inc. (1)                   3,050,000      44,987       .94
McDonald's Corp.                                    520,000      25,220       .52
Foodmaker, Inc. (1)                                 918,000      14,229       .30
Outback Steakhouse, Inc. (1)                        400,000      11,975       .25
Sizzler International, Inc. (1)                   1,375,000       4,039       .08
ENVIRONMENTAL SERVICES - 1.32%
Allied Waste Industries, Inc. (1)                 1,220,400      26,696       .56
USA Waste Services, Inc. (1)                        561,500      18,565       .39
Ecolab Inc.                                         200,000      10,200       .21
Waste Management, Inc.                              320,000       7,880       .16
REAL ESTATE - 0.84%
Host Marriott Corp. (1)                           1,300,000      27,056       .56
Mitsubishi Estate Co., Ltd. (Japan)               1,160,000      13,437       .28
INFORMATION & PRINTING SERVICES - 0.82%
Primark Corp. (1)                                   938,900      31,805       .66
Banta Corp.                                         300,000       7,500       .16
HOTELS & MOTELS - 0.80%
Marriott International, Inc.                        530,000      38,392       .80
DIVERSIFIED SERVICES - 0.76%
Brambles Industries Ltd. (Australia)              1,350,000      25,733       .54
Benpres Holdings Corp. (Global Depositary
 Receipts) (Philippines) (1)                      3,581,536      10,566       .22
ENERGY SERVICES - 0.67%
Schlumberger Ltd. (Netherlands Antilles)            390,000      32,102       .67
ADVERTISING - 0.61%
Omnicom Group Inc.                                  200,000      14,825       .31
Interpublic Group of Companies, Inc.                300,000      14,381       .30
COMPUTER SYSTEMS - 0.52%
Silicon Graphics, Inc. (1)                        1,120,300      14,704       .31
International Business Machines Corp.                94,000      10,299       .21
ELECTRIC UTILITIES - 0.44%
Southern Electric PLC (United Kingdom)            1,600,000      12,126       .25
National Power PLC (United Kingdom)                 940,000       8,972       .19
AIRLINES - 0.27%
Southwest Airlines Co.                              525,000      12,830       .27
RAIL & ROAD SERVICES - 0.25%
Werner Enterprises, Inc.                            279,700       5,979       .12
Greyhound Lines, Inc. (1)                           825,000       3,248       .07
Tranz Rail Holdings Ltd. (American Depositary
 Receipts) (New Zealand)                            225,000       2,925       .06
LEASING SERVICES - 0.19%
IKON Office Solutions, Inc.                         300,000       9,131       .19
ENGINEERING & CONSTRUCTION - 0.17%
Jacobs Engineering Group Inc. (1)                   317,100       8,383       .17
SAFETY AND SECURITY SERVICES - 0.10%
Securitas AB, Class B (Sweden)                      153,000       4,596       .10
MISCELLANEOUS
Other equity-type securities in initial
 period of acquisition                                          157,512      3.28
                                                            --------------
TOTAL EQUITY-TYPE SECURITIES
 (cost: $2,755,130,000)                                       4,263,031     88.73
                                                  Principal --------------
                                                     Amount
Short-Term Securities                                 (000)
----------------------------------------      ------------- ------------
CORPORATE SHORT-TERM NOTES - 9.56%
A.I. Credit Corp. 5.50%-5.54%
 due 12/11/97-1/7/98                                $47,500      47,343       .99
J. C. Penney Funding Corp. 5.50%-5.51%
 due 12/1-12/17/97 (2)                               47,100      47,026       .98
Ford Motor Credit Co. 5.54%-5.67% due
 1/13-2/11/98                                        46,050      45,610       .95
International Lease Finance Corp. 5.49%-5.62%
 due 12/4/97-1/16/98                                 40,250      40,037       .83
Abbott Laboratories 5.51%-5.56%
 due 12/17-12/22/97                                  39,900      39,790       .83
Hershey Foods Corp.5.51%-5.53% due
 12/22/97-1/30/98                                    36,500      36,256       .75
Warner-Lambert Co. 5.48%-5.52% due
 12/8-12/30/97 (2)                                   34,000      33,882       .71
Lucent Technologies Inc. 5.49%-5.55% due
 12/10/97-1/20/98                                    31,600      31,454       .65
General Electric Capital Corp. 5.55%-5.72%
 due 1/8-1/14/98                                     30,000      29,803       .62
IBM Credit Corp. 5.53%-5.71%
 due 12/9/97-1/16/98                                 25,750      25,628       .53
Emerson Electric Co. 5.48%-5.50% due
 12/3-12/19/97                                       25,500      25,429       .53
AT & T Corp. 5.52%-5.53%
 due 1/5-1/22/98                                     21,600      21,448       .45
Wal-Mart Stores Inc. 5.49%-5.50% due
 12/1/97                                             17,900      17,897       .37
Baltimore Gas and Electric Co.
 5.50%-5.55% due 12/4-12/18/97                       17,800      17,775       .37
FEDERAL AGENCY DISCOUNT NOTES - 1.41%
Freddie Mac (formerly Federal Home Loan
 Mortgage Corp.) 5.39%-5.43% due 12/15-12/23/9       45,600      45,479       .95
Federal Home Loan Banks 5.40%-5.47%
 due 1/7-1/21/98                                     22,200      22,040       .46
NON-U.S. CURRENCY - 0.14%
New Taiwanese Dollar                             NT$226,295       7,050       .14

TOTAL SHORT-TERM SECURITIES                                 ------------
 (cost: $534,038,000)                                           533,947     11.11
                                                            ------------
TOTAL INVESTMENT SECURITIES
 (cost: $3,289,168,000)                                       4,796,978     99.84

Excess of cash and receivables over payables                      7,372       .16
                                                            -----------------------
NET ASSETS                                                   $4,804,350   100.00%
                                                            =======================



(1) Non-income-producing securities.
(2) Purchased in a private placement transaction;
 resale to the public may require registration or sale only to qualified institutional buyers.
(3) Valued under procedures established by the Board of Trustees.
(4) Payment in kind. The issuer has the option of paying additional securities in lieu of cash.

See Notes to Financial Statements


Equity-Type securities appearing in the
 portfolio since May 31, 1997
-------------------------------------------
Allied Waste Industries
APAC TeleServices
Black Box
CBS
CompuCom Systems
CorporateFamily Solutions
FLEXTECH
IKON Office Solutions
InaCom
Insignia Financial Group
Intel
JLK Direct Distribution
LCI International
Limited
MGM Grand
MicroAge
Micron Technology
Midway Games
Netscape Communications
PeopleSoft
PETsMART
Precision Response
ProSieben Media
Scholastic
SITEL
Snyder Communications
Societe Generale de Belgique
STB Cayman Capital
Tele-Communications, TCI Ventures
TeleTech Holdings
TV Azteca
20th Century Industries
USA Waste Services
Verity
Young Broadcasting

Equity-Type securities eliminated from the
 portfolio since May 31, 1997
-------------------------------------------

ACNielsen
All American Communications
Allied Irish Banks
AMR
Arnoldo Mondadori Editore
Ascend Communications
Avnet
Banc One
Bay Networks
BTG
Cascade Communications
CompuServe
DecisionOne Holdings
Helmerich & Payne
International Family Entertainment
MetaCreations
Nets
Old Kent Financial
Pep Boys - Manny, Moe & Jack
Technology Resources Industries
U S WEST Media Group
United Waste Systems
Vivra
Walgreen
Waste Management International


The New Economy Fund
Financial Statements
Statement of Assets and                                                 (dollars in
Liabilities at November 30, 1997                                         thousands)
                                               ----------------    ----------------
Assets:
Investment securities at market
 (cost: $3,289,168)                                                      $4,796,978
Cash                                                                             79
Receivables for-
 Sales of investments                                  $ 12,855
 Sales of fund's shares                                   2,283
 Dividends                                                2,700              17,838
                                               ----------------    ----------------
                                                                          4,814,895
Liabilities:
Payables for-
 Purchases of investments                                 4,048
 Repurchases of fund's shares                             2,089
 Management services                                      1,672
 Accrued expenses                                         2,736              10,545
Net Assets at November 30, 1997-               ----------------    ----------------
 Equivalent to $20.92 per share on
 229,607,286 shares of beneficial
 interest issued and outstanding;
 unlimited shares authorized                                             $4,804,350
                                                                      =============



Statement of Operations                                                 (dollars in
for the year ended November 30, 1997                                     thousands)
----------------------------------------       ----------------    ----------------
Investment Income:
Income:
 Dividends                                             $ 39,696
 Interest                                                24,740            $ 64,436
                                               ----------------
Expenses:
 Management services fee                                 18,971
 Distribution expenses                                   10,087
 Transfer agent fee                                       4,253
 Reports to shareholders                                    308
 Registration statement and prospectus                      260
 Postage, stationery and supplies                           781
 Trustees' fees                                             114
 Auditing and legal fees                                     49
 Custodian fee                                              686
 Taxes other than federal income tax                         64
 Other expenses                                              96              35,669
                                               ----------------    ----------------
 Net investment income                                                       28,767
                                                                   ----------------
Realized Gain and Unrealized
 Appreciation on Investments:
Net realized gain                                                           396,363
Net increase in unrealized
 appreciation on investments:
 Beginning of year                                    1,067,480
 End of year                                          1,507,804
  Net unrealized appreciation                  ----------------
   on investments                                                           440,324
 Net realized gain and unrealized                                  ----------------
  appreciation on investments                                               836,687
Net Increase in Net Assets                                         ----------------
 Resulting from Operations                                                 $865,454
                                                                      =============


                                                                        (dollars in
Statement of Changes in Net Assets                                       thousands)
----------------------------------------          -------------       -------------

                                                     Year Ended         November 30
                                                            1997                1996
Operations:                                       -------------       -------------
Net investment income                                $   28,767          $   32,975
Net realized gain on investments                        396,363             256,063
Net unrealized appreciation
 on investments                                         440,324             251,881
                                                  -------------       -------------
 Net increase  in net assets
  resulting from operations                             865,454             540,919
                                                  -------------       -------------
Dividends and Distributions Paid to
 Shareholders:
Dividends from net investment income                    (32,176)            (40,512)
Distributions from net realized
 gain on investments                                   (257,536)           (143,588)
                                                  -------------       -------------

 Total dividends and distributions                     (289,712)           (184,100)
                                                  -------------       -------------
Capital Share Transactions:
Proceeds from shares sold:
 28,930,089 and 46,030,628
 shares, respectively                                   535,948             791,270
Proceeds from shares issued in
 reinvestment of net investment income
 dividends and distributions of net
 realized gain on investments:
 16,361,452 and 10,959,728 shares,
 respectively                                           275,377             174,287
Cost of shares repurchased:
 43,976,233 and 36,172,855
 shares, respectively                                  (806,006)           (621,663)
                                                  -------------       -------------
 Net increase in net assets resulting
  from capital share transactions                         5,319             343,894
                                                  -------------       -------------
Total Increase in Net Assets                            581,061             700,713

Net Assets:
Beginning of year                                     4,223,289           3,522,576
End of year (including undistributed              -------------       -------------
 net investment income: $17,008 and
 $20,277, respectively)                              $4,804,350          $4,223,289
                                                  =============       =============


 See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. The New Economy Fund (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

    Equity-type securities traded on a national securities exchange (or reported on the Nasdaq national market) and securities traded in the over-the-counter market are stated at the last reported sales price on the day of valuation; other securities, and securities for which no sale was reported on that date, are stated at the last quoted bid price. Short-term securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value by the Board of Trustees or a committee thereof.

    As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. In the event the fund purchases securities on a delayed delivery or "when-issued" basis, it will segregate with its custodian liquid assets in an amount sufficient to meet its payment obligations in these transactions.Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

    Investment securities and other assets and liabilities denominated in non-U.S. currencies are recorded in the financial statements after translation into U.S. dollars utilizing rates of exchange on the last business day of the period. Purchases and sales of investment securities, income and expenses are calculated using the prevailing exchange rate as accrued. The effects of changes in foreign currency exchange rates on investment securities are included with the net realized and unrealized gain or loss on investment securities.

    Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $686,000 includes $41,000 that was paid by these credits rather than in cash.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

    As of November 30, 1997 net unrealized appreciation on investments for book and federal income tax purposes aggregated $1,507,810,000, of which $1,684,939,000 related to appreciated securities and $177,130,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the year ended November 30, 1997. The cost of portfolio securities for book and federal income tax purposes was $3,289,168,000 at November 30, 1997.

3. The fee of $18,971,000 for management services was paid pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Trustees of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, calculated at the lower of the annual rates of 0.60% of the first $300 million of average net assets; 0.48% of such assets in excess of $300 million but not exceeding $750 million; 0.45% of such assets in excess of $750 million but not exceeding $1.25 billion; and 0.42% of such assets in excess of $1.25 billion; OR 0.58% of the first $500 million of the fund's average net assets; 0.48% of such assets in excess of $500 million but not exceeding $1 billion; 0.44% of such assets in excess of $1 billion but not exceeding $1.5 billion; 0.41% of such assets in excess of $1.5 billion but not exceeding $2.5 billion; 0.39% of such assets in excess of $2.5 billion but not exceeding $4 billion; 0.38% of such assets in excess of $4 billion but not exceeding $6.5 billion; and 0.375% of such assets in excess of $6.5 billion. The latter fee schedule provides for lower fees when net assets exceed $3 billion.

    Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Trustees. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended November 30, 1997, distribution expenses under the Plan were $10,087,000. As of November 30, 1997, accrued and unpaid distribution expenses were $2,501,000.

    American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $4,253,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $1,605,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

    Trustees who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of November 30, 1997, aggregate amounts deferred and earnings thereon were $126,000.

    CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Trustees and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. As of November 30, 1997, accumulated undistributed net realized gain on investments was $394,957,000 and paid-in capital was $2,884,721,000.

    The fund made purchases and sales of investment securities, excluding short-term securities, of $1,243,318,000 and $1,544,880,000, respectively, during the year ended November 30, 1997.

    Dividend and interest income is recorded net of non-U.S. taxes paid. For the year ended November 30, 1997, such non-U.S. taxes were $2,587,000. Net realized currency losses on dividends, interest, and withholding taxes reclaimable were $62,000 for the year ended November 30, 1997.

PER-SHARE DATA AND RATIOS (1)

                                                                Year     ended  November       30
                                                 --------- ---------  --------  -------- --------
                                                       1997      1996      1995      1994    1993
                                                 --------- ---------  --------  -------- --------
Net Asset Value, Beginning
 of Year                                              18.50     16.98     14.65     16.47   13.17
                                                 --------- ---------  --------  -------- --------

Income from Investment
 Operations:
 Net investment income                                 .12       .14       .20       .17     .11
 Net realized and unrealized
  gain (loss) on investments                          3.57      2.26      2.99      (.59)    3.75
  Total income (loss) from                       --------- ---------  --------  -------- --------
   investment operations                              3.69      2.40      3.19      (.42)    3.86
                                                 --------- ---------  --------  -------- --------
Less Distributions:
 Dividends from net investment
  income                                              (.14)     (.19)     (.18)     (.12)   (.07)
 Distributions from net realized
  gains                                              (1.13)     (.69)     (.68)    (1.28)   (.49)
                                                 --------- ---------  --------  -------- --------
   Total distributions                               (1.27)     (.88)     (.86)    (1.40)   (.56)
                                                 --------- ---------  --------  -------- --------
Net Asset Value, End of Year                          20.92     18.50     16.98     14.65   16.47
                                                 ========= =========  ========  ======== ========
Total Return (2)                                     21.64%    15.00%    23.22%  (2.94)%   30.60%

Ratios/Supplemental Data:
 Net assets, end of year
  (in millions)                                     $4,804    $4,223    $3,523    $2,592  $1,912
 Ratio of expenses to average
  net assets                                           .81%      .84%      .88%      .85%    .85%
 Ratio of net income to
  average net assets                                   .66%      .85%     1.33%     1.25%    .76%
 Average commissions
  paid per share (3)                                 2.58c     1.17c      .16c      .38c    .30c
 Portfolio turnover rate                             31.62%    29.54%    27.03%    25.51%  26.97%


(1) Adjusted to reflect the 100%
  share dividend effective May
  26, 1994.
 2 Unaudited
(2) Calculated without
  deducting a sales charge. The
  maximum sales charge is 5.75%
  of the fund's offering price.
 4 Based on operations for the
  period shown and, accordingly,
  not representative of a full
  year's operations.
(3) Brokerage commissions
  paid on portfolio
  transactions increase the
  cost of securities
  purchased or reduce the
  proceeds of securities sold,
  and are not separately reflected in the
  fund's statement of
  operations. Shares traded
  on a principal basis (without commissions), such as most over-the-counter and fixed-income transactions, are excluded.
  Generally, non-U.S. commissions
  are lower than U.S. commissions
  when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U.S.
  securities.


Independent Auditors' Report

To the Board of Trustees and Shareholders of The New Economy Fund:

    We have audited the accompanying statement of assets and liabilities of The New Economy Fund, including the schedule of portfolio investments, as of November 30, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and per-share data and ratios are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and the per-share data and ratios based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at November 30, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of The New Economy Fund at November 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

/s/Deloitte & Touche LLP
Los Angeles, California
December 24, 1997

1997 Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 70% of the dividends paid by the fund from net investment income represents qualifying dividends.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many plan retirement trusts may need this information for their annual information reporting.

SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV WHICH WILL BE MAILED IN JANUARY 1998 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 1997 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.

[THE AMERICAN FUNDS GROUP(R)]

THE NEW ECONOMY FUND

BOARD OF TRUSTEES
Timothy D. Armour
Los Angeles, California
President of the fund
Director, Capital Research and Management Company;
Chairman and Chief Executive Officer,
Capital Research Company

Ambassador Richard G. Capen, Jr.
Rancho Santa Fe, California
Corporate Director and author; former United States
Ambassador to Spain; former Vice Chairman of the Board, Knight-Ridder, Inc.; former Chairman and
Publisher, The Miami Herald

H. Frederick Christie
Rolling Hills Estates, California
Private investor; former President and Chief Executive
Officer, The Mission Group; former President, Southern
California Edison Company

Alan W. Clements
London, England
Private investor; former Executive Director - Finance,
Imperial Chemical Industries PLC

Alan Greenway
La Jolla, California
Private investor; President, Greenway Associates, Inc.
(management consulting services)

William R. Grimsley
San Francisco, California
Chairman of the Board of the fund
Senior Vice President and Director,
Capital Research and Management Company

Graham Holloway
Dallas, Texas
Former Chairman of the Board,
American Funds Distributors, Inc.

Leonade D. Jones
Burlingame, California
Former Treasurer, The Washington Post Company

William H. Kling
St. Paul, Minnesota
President, Minnesota Public Radio; President,
Greenspring Co.; former President, American
Public Radio (now Public Radio International)

Norman R. Weldon, Ph.D.
Miami, Florida
Managing Director, Partisan Management Group Inc.;
Chairman of the Board, Novoste Corporation

Patricia K. Woolf, Ph.D.
Princeton, New Jersey
Private investor; lecturer, Department of Molecular
Biology, Princeton University

OTHER OFFICERS
Claudia P. Huntington
Los Angeles, California
Senior Vice President of the fund
Senior Vice President, Capital Research
and Management Company

James B. Lovelace
Los Angeles, California
Senior Vice President of the fund
Senior Vice President, Capital Research
and Management Company

Vincent P. Corti
Los Angeles, California
Vice President of the fund
Vice President - Fund Business Management Group,
Capital Research and Management Company

Chad L. Norton
Los Angeles, California
Secretary of the fund
Vice President - Fund Business Management Group,
Capital Research and Management Company

Robert P. Simmer
Norfolk, Virginia
Treasurer of the fund
Vice President - Fund Business Management Group,
Capital Research and Management Company

Steven N. Kearsley retired as Vice President and Treasurer of the fund effective June 30, 1997. He had been an officer since the fund began operations in 1983. The Trustees thank him for his many contributions to the fund.

OFFICES OF THE FUND AND
OF THE INVESTMENT ADVISER,
CAPITAL RESEARCH AND
MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5804

TRANSFER AGENT FOR
SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02105-1713

COUNSEL
O'Melveny & Myers LLP
400 South Hope Street
Los Angeles, California 90071-2899

INDEPENDENT AUDITORS
Deloitte & Touche LLP
1000 Wilshire Boulevard
Los Angeles, California 90017-2472

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180 OR VISIT WWW.AMERICANFUNDS.COM ON THE WORLD WIDE WEB.

This report is for the information of shareholders of The New Economy Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 1998, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

Printed on recycled paper.

Litho in USA  BDA/AL/3214
Lit. No. NEF-011-0198